Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE AND FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephanie M. Risk-McElroy, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of George Risk Industries, Inc. on Form 10-K dated April 30, 2022 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10K fairly presents in all material respects the financial condition and results of operations of George Risk Industries, Inc.

Date: August 15, 2022	/s/ Stephanie M. Risk-McElroy
Stephanie M. Risk-McElroy
Chief Executive and Financial Officer